Riverview BANCORP, INC.

May 2018

Kevin J. Lycklama
President and Chief Executive Officer

David Lam
Executive VP and Chief Financial Officer

NASDAQ: RVSB

Board of Directors

Patrick Sheaffer
Gerald L. Nies
Bradley J. Carlson
John A. Karas
Kevin J. Lycklama
David P. Nierenberg
Jerry C. Olson
Bess R. Wills

Senior Management

Kevin J. Lycklama, *President & CEO*
Kim J. Capeloto, *Executive VP & CBO*
Daniel D. Cox, *Executive VP & CCO*

David Lam, *Executive VP & CFO*
Steven Plambeck, *Executive VP & CLO*
Christopher P. Cline, *President & CEO of Riverview Trust Company*

Forward-Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in Riverview Bancorp, Inc. ("Company") or "RVSB" the Company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the Company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, the Company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in the Company's market areas; secondary market conditions for loans and the Company's ability to sell loans in the secondary market; results of examinations of us by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase the Company's reserve for loan losses, write-down assets, change Riverview Community Bank's regulatory capital position or affect the Company's ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the Company's ability to attract and retain deposits; further increases in premiums for deposit insurance; the Company's ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company's assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on the Company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company's workforce and potential associated charges; computer systems on which the Company depends could fail or experience a security breach; the Company's ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and the Company's ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; the Company's ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services and the other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC").

Such forward-looking statements may include projections. Any such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.

The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company's operating and stock price performance.

Corporate Structure


Riverview Bancorp, Inc.
Riverview Community Bank
Riverview Trust Company

- Investment Management & Planning
- Trusts & Estates
- Private Banking
- Brokerage Services

- President/CEO – Christopher Cline, J.D.
- Assets Under Management @ 3/31/18 - $484.3M

Riverview Branch Locations



Longview
Volcanic Monument
Gifford Pinchot National Forest
St Helens
Goldendale
Stevenson
30
Hood River
Vancouver
The Dalles
Odell
Hillsboro
205
84
Moro
Portland
Beaverton
Tigard
Oregon City
97
McMinnville
Woodburn
Mount Hood National Forest
Maupin
5
Dallas
Salem
Warm Springs Indian Reservation
Opal Creek Wilderness
Monmouth
Stayton
26
Warm Springs

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total Assets of $1.15B
- A total of 19 branches, including 14 in the Portland-Vancouver area, and 3 lending centers

Fourth Quarter Highlights – March 31, 2018

- EPS increased to $0.13 from $0.09 for the comparable quarter one year ago
- ROA of 1.08% and ROE of 10.39% in the fourth quarter
- Net Income increased to $3.0 million from $2.0 million for the comparable quarter one year ago
- Net interest margin expanded by eight basis points to 4.14% compared to the preceding quarter and expanded 17 basis points compared to the fourth quarter a year ago.
- Total loans increased $14.0 million during the quarter to $811.4 million

Total Assets



Acquisition of MBank in February 2017 adding approx. $130 million in assets to RVSB
Millions
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$777.0
$824.5
$858.8
$921.2
$1,133.9
$1,151.5
2013
2014
2015
2016
2017
2018

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Loan Growth



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
$536.0M
$533.5M
$579.8M
$624.8M
$779.4M
$811.4M
5.35%
4.86%
4.65%
4.68%
4.77%
5.03%
2013
2014
2015
2016
2017
2018
Other real estate mortgage*
Real estate one-to-four family
Commercial business
Real estate construction
Other installment
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Other real estate mortgage consists of commercial real estate, land and multi-family loans.

Continued Focus on Deposit Growth



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.38%
0.29%
0.19%
0.16%
0.14%
0.12%
$663.8M
$690.1M
$720.9M
$779.8M
$980.1M
$995.7M
2013
2014
2015
2016
2017
2018
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Deposit Betas in Focus

FY 2018 Deposit Beta[(1)] Comparison



2.1%
(4.0%)
RVSB
Peer Median(2)

Deposit Beta[(1)] Distribution – KBW Research Universe



RVSB: (4%)
4%
7%
11%
28%
30%
21%
< 0%
0.1% - 5%
5.1% - 10%
10.1% - 20%
20.1% - 30%
> 30%

Source: SNL Financial and KBW Research.
KBW Deposit Beta Tracker - 4Q17 Edition, v2. Published January 29, 2018.
(1) Deposit Beta is defined as the change in the cost of interest bearing deposits divided by the aggregate change in the Fed Funds rate over the same period.
(2) Peers include publicly traded banks headquarter in the Pacific Northwest (ID, OR & WA) with total assets between $500 million and $10 billion.

Shareholders' Equity

"Well-Capitalized"

Total Shareholders' Equity



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$78.4M
$98.0M
$103.8M
$108.3M
$111.3M
$116.9
2013
2014
2015
2016
2017
2018

Tangible Equity / Tangible Assets*



12.0%
9.0%
6.0%
3.0%
0.0%
7.0%
9.1%
9.4%
9.2%
7.5%
7.9%
2013
2014
2015
2016
2017
2018

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Asset Quality

Dollars in thousands



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.73%
2.64%
0.81%
0.36%
0.27%
0.24%
2013
2014
2015
2016
2017
2018
Nonperforming Assets
NPAs / Assets

Loan Loss Reserves / Total Loans



3.20%
2.80%
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.92%
2.35%
1.86%
1.58%
1.35%
1.33%
2013
2014
2015
2016
2017
2018

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Net Income Trends


Dollars in thousands
$20,000
$15,000
$10,000
$5,000
$0
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.87
$19,423
$0.12
$2,633
$0.20
$4,491
$0.28
$6,358
$0.33
$7,404
$0.45
$10,242
2013
2014*
2015
2016
2017
2018
Net Income
Earnings Per Diluted Share

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year
*Includes the reversal of the valuation allowance on the Company's deferred assets totaling $15.1M

Profitability

Return on Average Assets



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.33%
2.46%
0.54%
0.72%
0.76%
0.90%
2013
2014*
2015
2016
2017
2018**

Return on Average Equity



27.00%
24.00%
21.00%
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
3.41%
23.73%
4.42%
5.93%
6.66%
8.78%
2013
2014*
2015
2016
2017
2018**

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

*Includes the reversal of the valuation allowance on the Company's deferred assets totaling $15.1M (1.91% impact to ROA and 18.45% impact to ROE)
**Includes valuation adjustment on the Company's deferred tax assets totaling $1.8M (0.16% impact to ROA and 1.54% impact to ROE)

Net Interest Margin



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.54%
4.06%
3.73%
3.37%
3.85%
3.59%
3.89%
3.67%
4.00%
3.79%
4.31%
4.08%
0.48%
0.37%
0.27%
0.23%
0.22%
0.23%
2013
2014
2015
2016
2017
2018
Yield on Int Earning Assets
Cost of Funds
NIM

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Efficiency Ratio



120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
90.7%
98.0%
86.4%
77.6%
75.4%
66.4%
2013
2014
2015
2016
2017
2018

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

LTM Stock Price Performance



1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
Relative Change
05/03/17
06/29/17
08/25/17
10/23/17
12/19/17
02/16/18
04/17/18
+24.9%
+10.6%
+10.1%
RVSB
NASDAQ Bank
S&P 500

Data as of May 3, 2018
Source: SNL Financial

Total Return Performance

LTM



Index Value
180
160
140
120
100
80
60
May 2017
June 2017
July 2017
Aug 2017
Sept 2017
Oct 2017
Nov 2017
Dec 2017
Jan 2018
Feb 2018
Mar 2018
April 2018
May 2018
RVSB
SNL $1B-$5B Bank Index
S&P 500

5-Year



Index Value
400
350
300
250
200
150
100
50
0
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
RVSB
SNL $1B-$5B Thrift Index
S&P 500

Data as of May 3, 2018
Source: SNL Financial

Shareholder Friendly Capital Management

- March 2015: Announced cash dividend of $0.0113 per share
- June 2015: Announced an increase in the quarterly cash dividend to $0.0125 per share
- October 2015: Announced an increase in the quarterly cash dividend to $0.0150 per share
- December 2015: Announced an increase in the quarterly cash dividend to $0.0175 per share
- March 2016: Announced an increase in the quarterly cash dividend to $0.02 per share
- July 2017: Announced an increase in the quarterly cash dividend to $0.0225 per share
- December 2017: Announced an increase in the quarterly cash dividend to $0.03 per share

	2013	2014	2015	2016	2017	2018
Leverage Ratio	10.0%	10.7%	10.9%	11.2%	10.2%	10.3%
Tier 1 Risk-Based Capital Ratio	14.0%	15.4%	14.6%	14.8%	12.8%	14.2%
Total Capital Ratio	15.3%	16.7%	15.9%	16.1%	14.1%	15.4%
Common Shares Outstanding	22,471,890	22,471,890	22,489,890	22,507,890	22,510,890	22,570,179

Financial data is presented as of RVSBs Fiscal Year Ended March 31 for each respective year